UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 30, 2008

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California  91107

(Address of principal executive office and zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On January 30, 2008, Tetra Tech, Inc. (the “Registrant”) reported its results of operations for its first quarter ended December 30, 2007.  A copy of the press release issued by the Registrant concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)   On January 30, 2008, the Registrant issued a press release to announce that Dan L. Batrack, age 49, had been elected Chairman.  Mr. Batrack also serves as the Registrant’s Chief Executive Officer (“CEO”) and Chief Operating Officer (“COO”).

Mr. Batrack joined the Registrant’s predecessor (the Water Management Group of Tetra Tech, Inc., a subsidiary of Honeywell Inc.) in 1980, and was named CEO and a director in November 2005.  Mr. Batrack held the positions of Executive Vice President and COO since October 2004.  Mr. Batrack has served the Registrant in numerous capacities over the last 27 years, including project scientist, project manager, operations manager, senior vice president and president of an operating unit.  He has managed complex solutions for many small and Fortune 500 customers, both in the U.S and internationally.

The Registrant’s previous Chairman, Albert E. Smith, will continue to serve as a non-employee Director.  In connection with the change in Mr. Smith’s position with the Registrant, Mr. Smith entered into a letter agreement dated January 24, 2008 that amends the terms of his September 1, 2005 letter agreement with the Registrant (the “Revised Letter Agreement”).  The Revised Letter Agreement relates to the continued vesting of Mr. Smith’s stock options and restricted stock, and the payment of his bonus, on a prorated basis, for fiscal 2008.  A copy of the Revised Letter Agreement is attached as Exhibit 10.1 to this report.

The full text of the press release issued by the Registrant on January 30, 2008 announcing the election of Dan L. Batrack as Chairman is attached as Exhibit 99.2 to this report.

Item 9.01.      Financial Statements and Exhibits.

(d)   Exhibits

10.1         Letter Agreement, dated January 24, 2008, between Albert E. Smith and the Registrant.

99.1         Press Release, dated January 30, 2008, reporting the results of operations for the Registrant’s first quarter ended December 30, 2007.

99.2         Press Release, dated January 30, 2008, announcing the election of Dan L. Batrack as the Registrant’s Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date:	January 30, 2008	By:	/S/ DAN L. BATRACK
Dan L. Batrack
Chief Executive Officer